UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/11/2005

Internet Security Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-23655

Delaware	58-2362189
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

6303 Barfield Road, Atlanta, Georgia 30328
(Address of Principal Executive Offices, Including Zip Code)

(404) 236-2600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated by reference in response to this Item 1.01.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 11, 2005, Internet Security Systems, Inc. (the "Company") and Richard Macchia, Senior Vice President Finance and Administration and Chief Financial Officer of the Company, entered into an agreement providing for the transition of Mr. Macchia's responsibilities to a successor in that role. The agreement provides for Mr. Macchia's full-time employment through December 31, 2005 at his current compensation level, and part-time employment thereafter until July 3, 2006. The Company is conducting a search for qualified candidates through a recruiting firm retained for that purpose and believes that the agreement with Mr. Macchia provides sufficient time to retain his successor and allow for a successful transition.

        The preceding summary of the agreement is qualified in its entirety by the full text of the agreement, a copy of which is filed herewith as Exhibit 10.11 and is hereby incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

On May 11, 2005, the Company issued a press release regarding its previously-announced annual Analyst Day and the entry of the Company and Mr. Macchia into the agreement described under Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1.

        The information under this Item 7.01, including Exhibit 99.1 attached hereto, is furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K. Consequently, neither the information under this Item 7.01 nor Exhibit 99.1 are deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information under this Item 7.01 and Exhibit 99.1 may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Item or Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits

10.11        Employment and Succession Agreement and Full and Complete Release between Richard Macchia and Internet Security Systems, Inc. dated May 11, 2005

99.1        Press Release dated May 11, 2005 Regarding Annual Analyst Day (furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K)

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Internet Security Systems, Inc.

Date: May 11, 2005.	By:	/s/ Sean Bowen
Sean Bowen
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated May 11, 2005 Regarding Annual Analyst Day (furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K)
EX-10.11	Employment and Succession Agreement and Full and Complete Release between Richard Macchia and Internet Security Systems, Inc. dated May 11, 2005